Certificate No. ________ For ________ Shares Issued to ________________

Dated ________________, 20___ Receipt acknowledged ________________

Transferred from ________ / /20

No. Original Certificate	No. Original Shares	No. Of Shares Transferred

NUMBER 0

INCORPORATED UNDER THE LAWS OF

Delaware

SHARES 0



THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH CLASS, AND SERIES WITHIN A CLASS, OF CAPITAL STOCK OF THE CORPORATION AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH SERIES (AND THE AUTHORITY OF THE CORPORATION'S BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES)

SHELLS SEAFOOD RESTAURANTS, INC.

SERIES B CONVERTIBLE PREFERRED STOCK PAR VALUE $.01 PER SHARE

This Certifies that ********** Specimen ********** is the owner of

********** Specimen ********** fully paid

and non-assessable Shares of the Capital Stock of the above named Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ________ day of ________ 20__

TREASURER/SECRETARY

PRESIDENT

EXPLANATION OF ABBREVIATIONS

The following abbreviations, when used in the inscription of ownership on the face of this certificate, shall be construed as if they were written out in full according to applicable laws or regulations. Abbreviations, in addition to those appearing below, may be used.

JT TEN	As joint tenants with right of survivorship and not as tenants in common	TEN ENT	As tenants by the entireties
TEN COM	As tenants in common	UNIF GIFT MIN ACT	Uniform Gifts to Minors Act
		CUST	Custodian for
		UNIF TRANS MIN ACT	Uniform Transfers to Minors Act

For Value Received, ______ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____

______________________ *Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint*

______________________ *Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.*

Dated ______________ 20___

In presence of

______________________ ______________________

CERTIFICATE

FOR

SHARES

OF

Issued to

Dated

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS, WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE.